UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED

IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a -12

Sigma-Aldrich Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following is a copy of a presentation given to employees of Sigma-Aldrich Corporation on September 22, 2014.

Creating a Global Leader in Life Science

Sigma-Aldrich Employee Presentation September 22, 2014

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

Overview

Merck KGaA (“Merck”) to acquire Sigma-Aldrich for $140 per share in cash, valuing Sigma-Aldrich at approximately $17 billion

Merck made unsolicited offer and Sigma-Aldrich Board had duty to evaluate; Board determined transaction is in the best interest of shareholders

Significant benefits for Sigma-Aldrich employees and customers as part of larger global organization

Combination enhances position in life science

Merck values our talent, culture and customer-centric approach

Testament to strong brand, excellent performance and accomplishments of our people

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

Who is Merck KGaA?

Global pharmaceutical, chemical and life science enterprise with over 39,000 employees in 66 countries generating $14.4 billion in annual sales

World’s longest-standing pharmaceutical and chemical company – roots date back to 1668

Headquartered in Darmstadt, Germany, with U.S. operational presence (“EMD”) in Greater Boston area

Not to be confused with Merck & Co. in U.S. – an unrelated company

Strong commitment to operational excellence, employees and communities

Values-driven business with long track record as leading employer in life science industry

Noted for excellence in employee management and talent development

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

Enhancing our Position in Life Science

Approximately $6.1 billion in combined life science revenue(1)

Highly respected brands

Complementary capabilities and portfolio of more than 300,000 products

Leading technology and innovation capabilities

Enhanced ability to develop and deliver comprehensive solutions

Expanded presence in every major geography

World-class e-commerce and global supply chain

Well positioned to support customers globally across end markets

(1) Based on 2013 financials

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

Integration Plan

Joint integration team will be established

Focus on combining strongest operations, most efficient processes and most innovative programs that best support future growth

Will continue significant presence in St. Louis

Will continue Sigma-Aldrich’s customer-centric culture and commitment to corporate social responsibility

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

Commitment to our Local Communities

A Leader in Life Science and Corporate Social Responsibility

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

What are the Next Steps?

It is early days – today is just first step in process; transaction expected to close by mid-year 2015

Transaction subject to various approvals and closing conditions

Until then, we will continue to operate as always

Safety, quality and meeting our customers’ needs remain our highest priority

Committed to keeping you informed

Town Hall tomorrow, September 23, at 9:00 a.m. CT with Merck CEO, Karl- Ludwig Kley

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

Q&A

To submit a question, you can message Meghan Myers using Google Chat or email your questions to the Corporate Communications mailbox (corporatecommunications@sial.com)

8

Forward-Looking Statements

This communication may include “forward-looking statements.” Statements that include words such as “anticipate,” “expect,” “should,” “would,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of Sigma-Aldrich Corporation (“Sigma-Aldrich”) and Merck KGaA (“Merck”), which could cause actual results to differ materially from such statements.

Risks and uncertainties relating to the proposed transaction include, but are not limited to: the risk our shareholders do not approve the transaction; uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; competitive responses to the transaction; litigation relating to the transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; Merck’s ability to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; Merck’s ability to promptly and effectively integrate the businesses of Sigma-Aldrich and Merck; a potential downgrade in the rating of Merck’s or Sigma-Aldrich’s indebtedness; downward pressure on Merck’s or Sigma-Aldrich’s common stock price and its impact on goodwill impairment evaluations; the effects of the business combination of Merck and Sigma-Aldrich, including the combined company’s future financial condition, operating results, strategy and plans; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere, including the Risk Factors section of Sigma-Aldrich’s most recent annual and quarterly reports on Form 10-K and Form 10-Q. Any forward-looking statements made in this communication are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Important Additional Information

This communication is being made in respect of the proposed merger transaction involving Sigma-Aldrich and Merck. The proposed merger will be submitted to the shareholders of Sigma-Aldrich for their consideration. In connection therewith, Sigma-Aldrich intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the shareholders of Sigma-Aldrich. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about Sigma-Aldrich, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Copies of the documents filed with the SEC by the Company will be available free of charge on Sigma-Aldrich’s website at http://investor.sigmaaldrich.com under the heading “Financial Information SEC Filings”. Shareholders of Sigma-Aldrich may also obtain a free copy of the definitive proxy statement by contacting Sigma-Aldrich’s Investor Relations Department at (314) 898-4643.

Sigma-Aldrich and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Sigma-Aldrich is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 21, 2014, its annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 6, 2014, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the shareholders of Sigma-Aldrich and a description of their direct and indirect interests, by share holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.